UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported) September 3, 2025 (June 18, 2025)

NEW ENGLAND REALTY ASSOCIATES LIMITED PARTNERSHIP

(Exact Name of Registrant as Specified in Charter)

Massachusetts	001-31568	04-2619298
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification Number)

39 Brighton Avenue, Allston, Massachusetts	02134
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (617) 783-0039

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
CLASS A LIMITED PARTNERSHIP UNITS	NEN	NYSE AMERICAN

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 2.01. COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

On June 25, 2025, New England Realty Associates Limited Partnership (“NERA” or the “Partnership”) filed with the Securities and Exchange Commission a current report on Form 8-K whereby the Partnership reported the completion of the following acquisition on June 18, 2025:

On April 15, 2025, the Partnership entered into a Purchase and Sale Agreement (the "Purchase Agreement") to cause its wholly-owned subsidiaries to purchase a multifamily and commercial real property together with two non-contiguous commercial properties located in Belmont, Middlesex County, Massachusetts from Oak Realty and Service Company, LLC, Vale Realty and Service Company, LLC and Digiovanni Bros., Inc. (collectively, the “Seller”).

The property consists of 396 residential units within twenty-eight (28) buildings, a two-story maintenance and administrative building, a two-story office building with basement, a two-story mixed use building with two ground floor retail units and five residential apartment units, along with all buildings, structures, fixtures, roads, driveways, approximately 589 parking spaces, and other improvements on the property (all known as the “Hill Estates Properties”) as well as two non-contiguous properties including an 10,500 square foot office building and an approximately 13,350 square foot office building. The total purchase price for the property was $175,000,000, with an allocated purchase price of $172,000,000 for the Hill Estates Properties and $3,000,000 for the two non-contiguous commercial properties located at 26 Brighton Avenue, and 90 Concord Avenue, Belmont, Massachusetts.

On June 18, 2025, Hill Estates NERA, LLC and Brighton 26 & Concord 90 NERA, LLC, wholly-owned subsidiaries of the Partnership consummated the closing of the acquisition pursuant to the Purchase Agreement. Pursuant to the Purchase Agreement, Hill Estates NERA, LLC acquired the multifamily and commercial real property for an aggregate purchase price of $172,000,000, and Brighton 26 & Concord 90 NERA, LLC acquired the two non-contiguous properties for an aggregate purchase price of $3,000,000. The Purchase Agreement was filed as Exhibit 1.01 to the Partnership’s Form 8-K filed with the Securities and Exchange Commission on April 17, 2025.

Also on June 18, 2025, Hill Estates NERA, LLC, a Delaware limited liability company, and a wholly-owned subsidiary of the Partnership, entered into an Interim Loan Agreement with KeyBank National Association, a national banking association in the principal amount of $67,500,000. The loan is secured by a mortgage on the property with the Partnership acting as the Limited Guarantor. Interest on the Note is payable on a monthly basis at a floating rate of the SOFR rate plus 150 basis points and the principal amount of the Note is due and payable on December 17, 2025. The Loan is prepayable in whole or in part, without prepayment penalty, upon not less than seven (7) days prior written notice to Lender. The Partnership borrowed an additional $40,000,000 on its Master Credit Facility with an annual fixed rate of interest of 5.99%. The balance of the purchase price was funded through cash proceeds generated from the sale of the Partnership’s investment in U.S. Treasury bills.

The Partnership filed the original report to report, among other things, the closing of the loan transaction and the completion of the acquisition transaction discussed above. The Partnership hereby amends the original report to include the financial statements and pro forma financial information required by Item 9.01. The Partnership had previously indicated in the original Form 8-K that such financial statements and pro forma information would be provided no later than 71 days from the date on which the original Form 8-K was required to be filed.

Financial Statements and Exhibits

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(a)	FINANCIAL STATEMENTS OF PROPERTY ACQUIRED – HILL ESTATES et al, BELMONT, MASSACHUSETTS

The audited financial statements of Revenues and Certain Expanses as of and for the fiscal year ended December 31, 2024 and the unaudited financial statements as of and for the three months ended March 31, 2025 of the Hill Estates et al, are attached as Exhibit 99.1 to this Amendment and incorporated by reference herein.

Independent Auditor’s Report

Statement of Revenue and Certain Expenses

Statement of Revenue and Certain Expenses for the Year ended December 31, 2024 and the unaudited Statement of Revenue and Certain Expenses for the Three Months ended March 31, 2025

Notes to Statement of Revenue and Certain Expenses for the Year ended December 31, 2024 and the unaudited Statement of Revenue and Certain Expenses for the Three Months ended March 31, 2025

(b)	UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS — NEW ENGLAND REALTY ASSOCIATES LIMITED PARTNERSHIP

The unaudited pro forma financial statements of the Partnership for the three months ended March 31, 2025 and for the year ended December 31, 2024, giving effect to the Acquisition and the related financing transactions described therein, are filed as Exhibit 99.2 to this Amendment and are incorporated by reference herein.

Unaudited Pro Forma Consolidated Balance Sheet as of March 31, 2025

Unaudited Pro Forma Consolidated Income Statement for the Three Months Ended March 31, 2025

Unaudited Pro Forma Consolidated Income Statement for the Year Ended December 31, 2024

Notes to Unaudited Pro Forma Consolidated Financial Statements

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Independent Auditor’s Report

To the Directors and Partners

of New England Realty Associate Limited Partnership

Opinion

We have audited the accompanying statement of Revenues and Certain Expenses of a mixed-use real property consisting of 396 residential units and 3 commercial units and two additional non-contiguous commercial properties, all located in Belmont Massachusetts (“Hill Estates et al” or “the Purchased Property”) for the year ended December 31, 2024 and related notes.

In our opinion, the accompanying statement of revenue and certain expenses referred to above presents fairly, in all material respects, the revenues and certain expenses of the Purchased Property for the year ended December 31, 2024, in accordance with accounting principles generally accepted in the United States of America.

Basis for Opinion

We conducted our audit in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditor’s Responsibilities for the Audit of the Financial Statement section of our report. We are required to be independent of the Purchased Property and to meet our other ethical responsibilities in accordance with the relevant ethical requirements relating to our audit. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Emphasis of Matter

We draw attention to Note 2 to the financial statements, which describes that the accompanying statements of revenue and certain expenses was prepared for the purpose of complying with rules and regulations of the U.S. Securities and Exchange Commission and is not intended to be a complete presentation of the Purchased Property’s revenues and certain expenses. Our opinion is not modified with respect to that matter.

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with accounting principles generally accepted in the United States of America, and for the design, implementation, and maintenance of internal control relevant to the preparation of financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the financial statement, management is required to evaluate whether there are conditions or events, considered in the aggregate that raise substantial doubt about the Purchased Property’s ability to continue as a going concern within one year after the date that the financial statements are available to be issued.

Auditor’s Responsibilities for the Audit of the Financial Statement

Our objectives are to obtain reasonable assurance about whether the financial statement as a whole is free from material misstatement, whether due to fraud or error, and to issue an auditor’s report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omission, misrepresentation, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statement.

In performing an audit in accordance with GAAS, we:

•	Exercise professional judgment and maintain professional skepticism throughout the audit.
•	Identify and assess the risks of material misstatement of the financial statement, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include:
•	Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Purchased Property’s internal control. Accordingly, no such opinion is expressed.
•	Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statement.
•	Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Purchased Property’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control related matters that we identified during the audit.

Boston, Massachusetts

September 3, 2025

Hill Estates et al

Statement of Revenue and Certain Expenses

	Three Months Ended	Year Ended
	March 31, 2025	December 31, 2024
	(unaudited)
Revenues
Rental income	$2,531,480	$10,305,745
	2,531,480	10,305,745
Certain Expenses
Administrative	11,636	50,164
Management fee	340,000	800,000
Operating	5,498	48,513
Renting	4,375	58,425
Repairs and Maintenance	359,339	1,740,587
Taxes and Insurance	410,748	1,534,495
Total certain expenses	1,131,596	4,232,184
Revenue in excess of certain expenses	$1,399,884	$6,073,561

See Notes to the Statement of Revenue and Certain Expenses

Hill Estates et al

Notes to Statement of Revenue and Certain Expenses

Year ended December 31, 2024

And for the Three Months ended March 31, 2025

(unaudited)

1. Organization

On April 15, 2025, New England Realty Associates Limited Partnership (the “Partnership”) entered into a Purchase and Sale Agreement to cause its wholly-owned subsidiaries to purchase a multifamily and commercial real property together with commercial properties as well as two non-contiguous commercial properties from Oak Realty and Service Company, LLC, Vale Realty and Service Company, LLC and Digiovanni Bros., Inc. (collectively, the “Seller”). All properties are located in Belmont, Massachusetts.

The property consists of 396 residential condominium units within twenty-eight (28) buildings known as Hill Estates, a two-story maintenance and administrative building, a two-story office building with basement, a two-story mixed use building with two ground floor retail units and five residential apartment units, a 10,500 square foot office building, and an approximately 13,350 square foot office building, along with all buildings, structures, fixtures, roads, driveways, approximately 589 parking spaces, and other improvements on the property. The total purchase price for the property under the purchase agreement was $175,000,000 with an allocated purchase price of $172,000,000 for the Hill Estates Properties and three commercial buildings, and $3,000,000 for the two non-contiguous commercial properties.

Also on June 18, 2025, Hill Estates NERA, LLC, a Delaware limited liability company, a wholly-owned subsidiary of the Partnership entered into an Interim Loan Agreement with KeyBank National Association, a national banking association in the principal amount of $67,500,000, with the Partnership acting as the Guarantor. Interest on the Note is payable on a monthly basis at a floating interest rate of the SOFR rate plus 150 basis points and the principal amount of the Note is due and payable on December 17, 2025. Borrower shall have the right to make prepayments of the Loan, in whole or in part, without prepayment penalty, upon not less than seven (7) days prior written notice to Lender. The Partnership borrowed an additional $40,000,000 on its Master Credit Facility with an annual fixed rate of interest of 5.99%. The balance of the purchase price was funded through cash proceeds generated from the sale of the Partnership’s investment in U.S. Treasury bills.

2. Basis of Presentation and Significant Accounting Policies

The accompanying financial statements include the accounts of the properties purchased by the subsidiaries of the Partnership, located in Belmont, Massachusetts, on June 18, 2025. They include the property known as Hill Estates, a 396 unit mixed use property, as well as two non-contiguous commercial properties described in the Partnership’s Form 8-K filed on June 25, 2025. The above properties are collectively referred to as Hill Estates et al or the Purchased Property.

The accompanying statement of Revenue and Certain Expenses of Hill Estates et al has been prepared in accordance with the rules of Regulation S-X of the Securities and Exchange Commission for inclusion in the Partnership's Current Report on Form 8-K/A. Accordingly, the statement of revenue and certain expenses excludes certain expenses that may not be comparable to those expected to be incurred in the future operations of the aforementioned property. Items excluded consist of interest expense, depreciation, amortization, corporate expenses, and other costs not directly related to future property operations.

Use of Estimates

The preparation of the accompanying statement of revenue and certain expenses in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the statement of revenue and certain expenses and accompanying notes. Actual results could differ from those estimates.

Revenue Recognition

Rental revenue for Hill Estates et al is recognized monthly over the terms of the lease. Residential leases are generally for a one-year term. No single tenant accounted for more than 5% of the Property’s revenue. The leases are classified as operating leases and revenue is recognized on a straight -line basis.

Unaudited Interim Information

The accompanying statement of revenue and certain expenses for the three months ended March 31, 2025 is unaudited. In the opinion of management, the statement reflects all adjustments necessary for a fair presentation of the results of the interim period. All such adjustments are of a normal recurring nature. The results of operations for the period are not necessarily indicative of the purchased Property's future results of operations.

3. Income Taxes

Hill Estates et al consists of a mixed use property, comprising 396 residential units and two commercial properties, as well as two non-contiguous commercial properties, none of which are directly subject to income taxes.

4. Subsequent Events

Hill Estates et al evaluated subsequent events through September 3, 2025 the date the statement was available to be issued.

NEW ENGLAND REALTY ASSOCIATES LIMITED PARTNERSHIP

UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

The following unaudited pro forma consolidated balance sheet as of March 31, 2025 gives effect to the New England Realty Associates Limited Partnership acquisition and financing described in Note A as if such transaction had been completed as of March 31, 2025. The following unaudited pro forma consolidated income statements for the three months ended March 31, 2025 and for the year ended December 31, 2024, which reflects amounts prior to the acquisition date that are based on historic operations under the property’s previous ownership, are presented as if the acquisition and financings were effective January 1, 2024.

The pro forma information is based on the historical financial statements of the Partnership and Hill Estates et al and gives effect to the transactions, assumptions and adjustments described in the accompanying notes to the unaudited pro forma consolidated financial statements. In addition, these unaudited pro forma financial statements do not purport to project the future financial position or operating results of the entities.

The pro forma statements are not necessarily indicative of the results that actually would have been achieved if the acquisition and financing had occurred as assumed. They should be read in conjunction with the historical financial statements of the Partnership, included in its Form 10-K for the year ended December 31, 2024, its Form 10-Q for the three months ended March 31, 2025, and the historical operating summary of Hill Estates et al elsewhere herein.

As previously mentioned, on June 18, 2025, wholly owned subsidiaries of the Partnership closed on the Hill Estates properties pursuant to a purchase agreement dated April 15, 2025, pursuant to which wholly owned subsidiaries of the Partnership acquired the mixed use property comprising 396 residential units, three commercial properties, and two non-contiguous commercial properties in Belmont, Massachusetts for an aggregate purchase price of $175,000,000. The purchase was funded through cash proceeds from the sale of the Partnership’s U.S. Treasury bills, additional borrowings on the Partnership’s Master Credit Facility of $40,000,000 and the proceeds of an interim mortgage loan of $67,500,000 due December 17, 2025, described in items 2.03 and filed as exhibits 10.1,10.2,10.3 and 10.4 to the Partnership’s Form 8-K filed with the SEC on June 25, 2025. The purchase agreement was filed as Exhibit 1.01 to the Partnership’s Form 8-K filed with the Securities and Exchange Commission on April 17, 2025.

The Partnership’s management considered many factors in assessing the acquisition of the Hill Estates properties. These factors included the level of rental income of the property, the availability of rental units among Hill Estates competitors in the Belmont market place and its occupancy level. Management also considered potential changes in expenses due to economies of scale expected to be obtained via Hill Estates’ proximity to other properties of the Partnership, and expense reductions expected from planned changes, as well as other matters.

The Partnership does not have a material relationship or significant business activities with the seller of the Purchased Property and the acquisition is not an affiliated transaction.

Pro forma information is intended to provide investors with information about the impact of transactions by showing how specific transactions might have affected historical financial statements, illustrating the scope of the change in the historical financial position and results of operations. The adjustments made to historical information give effect to events that are directly attributable to the acquisition of the property and are factually supportable. The unaudited Pro Forma Consolidated Financial Statements are prepared in accordance with Regulation S-X.

The unaudited Pro Forma Consolidated Financial Statements set forth below are not facts and there can be no assurance that the Partnership’s results would not have differed significantly from those set forth below if the acquisition had actually occurred on January 1, 2024. Accordingly, the unaudited Pro Forma Consolidated Financial Statements are presented for illustrative purposes only and do not purport to represent and are not necessarily indicative of what our actual financial position and results of operations would have been had the acquisition of the property occurred on the dates indicated, nor are they indicative of our future financial position or results of operations. Readers are cautioned not to place undue reliance on such information and the Partnership makes no representations regarding the information set forth below or its ultimate performance compare to it. The unaudited Pro Forma Consolidated Financial Statements exclude any non-recurring charges or credits directly attributable to the acquisition.

New England Realty Associates Limited Partnership
Unaudited Pro Forma Consolidated Balance Sheet
As of March 31, 2025

		Pro Forma
	Historic	Adjustments	Consolidated
	NERA (a)	Hill Estates et al (b)	Totals
ASSETS
Rental Properties	$282,997,706	$168,338,473	$451,336,179
Property Held for sale	$-	$3,000,000	$3,000,000
Cash and Cash Equivalents	30,863,737	(8,919,510)	21,944,227
Rents Receivable	1,094,839	-	1,094,839
Real Estate Tax Escrows	2,531,833	-	2,531,833
Investment in U.S. Treasury Bills	58,032,985	(58,032,985)	-
Prepaid Expenses and Other Assets	8,284,247	-	8,284,247
Intangables	-	5,018,757	5,018,757
Investments in Unconsolidated Joint Ventures	1,412,305	-	1,412,305
Total Assets	$385,217,652	$109,404,735	$494,622,387
LIABILITIES AND PARTNERS' CAPITAL
Mortgage Notes Payable	405,484,379	107,367,694	512,852,073
Distribution and Loss in Excess of Investment in
Unconsolidated Joint Venture	30,646,589	-	30,646,589
Accounts Payable and Accrued Expenses	10,257,587	1,164,501	11,422,088
Advance Rental Payments and Security Deposits	10,206,881	872,540	11,079,421
Total Liabilities	$456,595,436	$109,404,735	$566,000,171
Partners' Capital	(71,377,784)	-	(71,377,784)
Total Liabilities and Partners' Capital	$385,217,652	$109,404,735	$494,622,387

ADJUSTMENTS TO PRO FORMA MARCH 31, 2025 BALANCE SHEET

(a)	Derived from the Partnerships unaudited financial statements at March 31, 2025.

(b)	The following summarizes the transaction to be included in the pro forma balance sheet which is more fully described in Forms 8-K previously filed by the Partnership and in Item 2.01 above.

Pro Forma Balance
Sheet Adjustments
Hill Street et al
Date of Acquisition	June 18 2025

Rental Properties	$168,338,473
Property Held for sale	$3,000,000
Intangibles	5,018,757
Advanced Rental Payments and Security Deposits	(872,540)
Mortgage Notes Payable	(107,367,694)
Accounts Payable and Accrued Expenses	(1,164,501)
U.S. Treasury bills	(58,032,985)
Cash used	$8,919,510

The above reflects the pro forma acquisition cost of Hill Estates et al in the amount of $175,000,000, plus closing costs and recognition of below market leases, funded by a $40,000,000 advance on the Partnership’s Master Credit Facility at an interest rate of 5.99%, a $67,500,000 interim mortgage on the property due December 17, 2025 at an interest rate of SOFR plus 150 basis points (5.8125% at closing), and the balance funded from the Partnership’s cash, primarily obtained through the liquidation of its U.S. Treasury bills. The Partnership has analyzed the fair value of in-place leases and other intangibles as well as the allocation of the building purchase price to specific assets classes. The mortgage note acquisition costs of $132,306 have been offset against the mortgage note payable.

New England Realty Associates Limited Partnership

Unaudited Pro Forma Consolidated Income Statement

For the Three Months Ended March 31, 2025

		Pro Forma
		Historic
	Historic NERA(a)	Hill Estates et al (b)	Adjustments		Consolidated Totals
Revenues
Rental income	20,496,120	$2,531,480	$-		$23,027,600
Laundry and sundry income	192,774	-	-		192,774
	20,688,894	2,531,480	-		23,220,374
Expenses
Administrative	621,266	11,635	-		632,901
Depreciation and amortization	3,904,983		2,169,076	(d)	6,074,059
Management fee	818,409	340,000	(264,056)	(c)	894,353
Operating	3,278,374	5,499			3,283,873
Renting	278,329	4,375			282,704
Repairs and maintenance	2,858,269	359,339			3,217,608
Taxes and insurance	2,695,817	410,747		(e)	3,106,564
	14,455,447	1,131,595	1,905,020		17,492,062
Income Before Other Income ( Expense)	6,233,447	1,399,885	(1,905,020)		5,728,312
Other Income (Expense)
Interest income	991,075	-	(971,328)	(g)	19,747
Interest expense	(3,791,432)	-	(1,579,859)	(f)	(5,371,291)
Income from investments in unconsolidated joint ventures	362,629	-	-		362,629
Other expense	-	-	-		-
	(2,437,728)	-	(2,551,187)		(4,988,915)
Net Income	$3,795,719	$1,399,885	$(4,456,207)		$739,397

Income per Unit
Net Income per Unit	$32.53				$6.34
Weighted Average Number of Units Outstanding	116,674				116,674

A. ADJUSTMENTS TO UNAUDITED PRO FORMA CONSOLIDATED INCOME STATEMENT FOR THE THREE MONTHS ENDED MARCH 31, 2025:

(a)	Derived from the Partnership’s unaudited financial statements for the three months ended March 31, 2025.

(b)	Reflects revenues and certain expenses as reported by Hill Estates et al for the three months ended March 31, 2025.

(c)	Reflects a decrease in the management fee to 3.0%.

(d)	Reflects depreciation expense for the three months ended March 31, 2025 for Hill Estates et al by using various estimated useful lives for fixed assets categories (27.5 year estimated useful life for building and 5 to 15 year estimated useful lives for improvements and equipment) as if the Property has been owned for the entire period. From the purchase price of $175,000,000, the Partnership allocated approximately $135,870,000 to the building and improvements, approximately $4,714,000 to in-place leases, approximately $305,000 to tenant relationships, $1,165,000 to below market leases, and the remaining balance to land. The value of in-place leases and the value of tenant relationships are amortized over 12 and 36 months respectively, and the below market leases were amortized over twelve months. The value of in-place leases and below market leases were fully amortized in unaudited pro forma consolidated income statement for the year ended on December 31, 2024.

(e)	Management does not anticipate any significant change in the Real Estate Tax Expense.

(f)	Represents interest expense on a $40,000,000 advance from the Partnership’s Master Credit Facility at a fixed rate of 5.99%, and on a $67,500,000 mortgage loan payable at a variable interest rate of SOFR plus 150 basis points (5.8125% at the inception of the loan was used as the rate to calculate the interest expense). Future changes to the interest rate may result in a change in the interest expense.

(g)	Represents the loss of interest income due to the sale of the Partnership’s U.S. Treasury Bills.

New England Realty Associates Limited Partnership

Unaudited Pro Forma Consolidated Income Statement

For the Twelve Months Ended December 31, 2024

		Pro Forma
		Historic			Consolidated
	Historic NERA(a)	Hill Estates et al (b)	Adjustments		Totals
Revenues
Rental income	$79,762,964	$10,305,746	$1,164,501		$91,233,211
Laundry and sundry income	769,586		-		769,586
	80,532,550	10,305,746	1,164,501		92,002,797
Expenses
Administrative	2,935,887	50,164	-		2,986,051
Depreciation and amortization	16,983,336		13,402,184	(d)	30,385,520
Management fee	3,178,006	800,000	(490,828)	(c)	3,487,178
Operating	7,800,574	48,513	-		7,849,087
Renting	1,148,593	58,425	-		1,207,018
Repairs and maintenance	13,115,843	1,740,587	-		14,856,430
Taxes and insurance	9,999,058	1,534,495		(e)	11,533,553
	55,161,297	4,232,184	12,911,356		72,304,837
Income Before Other Income ( Expense)	25,371,253	6,073,562	(11,746,855)		19,697,960
Other Income (Expense)
Interest income	4,465,557	-	(4,386,566)	(g)	78,991
Interest expense	(15,457,325)	-	(6,319,438)	(f)	(21,776,763)
Income from investments in unconsolidated joint ventures	1,282,102	-	-		1,282,102
	(9,709,666)	-	(10,706,004)		(20,415,670)
Net Income (Loss)	$15,661,587	$6,073,562	$(22,452,859)		$(717,710)

Income (Loss) per Unit
Net Income (Loss) per Unit	$133.83				$(6.13)
Weighted Average Number of Units Outstanding	117,022				117,022

B. ADJUSTMENTS TO UNAUDITED PRO FORMA CONSOLIDATED INCOME STATEMENT FOR THE YEAR ENDED DECEMBER 31, 2024:

(a)	Derived from the Partnership’s audited financial statements for the year ended December 31, 2024.

(b)	Reflects revenues and certain expenses as reported by Hill Estates et al for the year ended December 31, 2024.

(c)	Reflects an expected decrease in the management fee to 3.0%.

(d)	Reflects depreciation expense for the twelve months ended December 31, 2024 for Hill Estates et al by using various estimated useful lives for fixed assets categories (27.5 year estimated useful life for building and 5 to 15 year estimated useful lives for improvements and equipment) as if the Property has been owned for the entire period. From the purchase price of $175,000,000, the Partnership allocated approximately $135,870,000 to the building and improvements, approximately $4,714,000 to in-place leases, approximately $305,000 to tenant relationships, $1,165,000 to below market leases, and the remaining balance to land. The value of in-place leases and the value of tenant relationships are amortized over 12 and 36 months respectively, and the below market leases were amortized over twelve months The value of in-place leases and below market leases were fully amortized in unaudited pro forma consolidated income statement for the year ended on December 31, 2024.

(e)	Management does not anticipate any significant change in the Real Estate Tax Expense.

(f)	Represents interest expense on a $40,000,000 advance from the Partnership’s Master Credit Facility at a fixed rate of 5.99%, and on a $67,500,000 mortgage loan payable at a variable interest rate of SOFR plus 150 basis points (5.8125% at inception of the loan that was used at the rate to calculate interest expense). Future changes to the interest rate may result in a change in the interest expense.

(g)	Represents the loss of interest income due to the sale of the Partnership’s U.S. Treasury Bills.

C. NERA PRO FORMA TAXABLE INCOME

The pro forma acquisition of Hill Estates et al would result in an approximately $24,000,000 reduction in the pro forma taxable income of NERA for the most recent available year ended December 31, 2025, or $180.32 per unit or $6.01 per receipt.

D. NERA PRO FORMA CASH AVAILABLE BY OPERATIONS

The pro forma acquisition of Hill Estates et al would result in a decrease in pro forma cash available by operations of approximately $26,000,000 or $228.89 per unit or $7.42 per receipt for the most recent available twelve month period.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEW ENGLAND REALTY ASSOCIATES LIMITED PARTNERSHIP
(Registrant)

	By:	NEWREAL, INC., ITS GENERAL PARTNER
(Functional Equivalent of Chief Executive
Officer and Principal Financial Officer)

Dated September 3, 2025	By:	/s/ RONALD BROWN
Ronald Brown, President